Exhibit 99.2 Viasat + Inmarsat CONNEC TING THE WORLD + — N OV E M B E R 2 0 2 1

M A R K D A N K B E R G — Executive Chairman, Co-Founder R A J E E V S U R I R I C K B A L D R I D G E TODAY’S — — PA R T I C I PA N T S Chief Executive Officer Chief Executive Officer — T O N Y B A T E S S H A W N D U F F Y — — Chief Financial Officer Chief Financial Officer V I A S A T I N M A R S A T 2

TRANSACTION OVERVIEW —

STRUCTURE & OWNERSHIP

- Inmarsat shareholders to receive total consideration of $3,956mm, including
  - $850mm of cash, subject to adjustments
  - 46.36mm newly issued unregistered Viasat shares valued at $3,106mm[1]
- Values Inmarsat at ~10x CY'21E EBITDA excluding synergies or ~9x EBITDA pro forma for annual run-rate cost synergies

FINANCING & PRO FORMA LEVERAGE

- Viasat has obtained financing commitments for $2.3bn of new debt facilities and plans to assume $2.1bn of Inmarsat senior secured bonds and $1.7bn outstanding under Inmarsat's $2.4bn of senior secured credit facilities[2]
- Expected pro forma net leverage ratio at 12/31/22E of ~5.0x LTM Adj. EBITDA[3], declining to less than ~4x within 24 months

CONDITIONS & TIMING

- Subject to approval of Viasat stockholders, the receipt of certain regulatory approvals and clearances and the satisfaction of other customary closing conditions
- Expected to close in the second half of CY'22

MANAGEMENT & GOVERNANCE

- Viasat to expand Board of Directors, with two new members appointed by current Inmarsat shareholders at close, including Andrew Sukawaty, current Chairman of Inmarsat
- Decisions regarding combined company management roles to be made during integration planning process

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$1.4bn $14.8/$8.3bn $4.1bn — — — (4) (5) CY’21E Adj. EBITDA Enterprise Value / CY’21E Revenue (6) Market Cap TOGETHER 19 10 45% — — — W E A R E (7) Satellites In Service Satellites Under CY’21E Government — (8) Construction Service Revenue 8K+ 90+ 2,500+ — — — (9) Global Employees Global Offices Patents 4

T R A N S A C T I O N New and better RATIONALE services for — customers, creating more choice in fragmented and highly competitive sectors Enhanced growth and innovation opportunities Increased financial through fusion of strength, supporting complementary Heritage of innovation, assets and international investors, customers resources collaboration and workforce 5

ENHANCED GROWTH

BROADBAND AND IOT GENERATING POWERFUL INDUSTRY TAILWINDS

INDUSTRY DRIVERS

SURGING DEMAND FOR BROADBAND

- Energy
- Aviation
- Fixed
- Government
- Maritime

MULTI-BAND IOT OPPORTUNITY

- Control
- Tracking & Monitoring
- Analytics

NEW GLOBAL OPPORTUNITIES

- Digital Inclusion
- Security
- Land Mobility

RAPIDLY EVOLVING TECHNOLOGY

- Multi-Orbit, Multi-Band Networks
- Improved Performance, Latency, Density
- Small, Low-Cost User Terminals

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ENHANCED GROWTH

UNLOCKING NEW OPPORTUNITIES FOR EXPANDED SERVICES

($ IN BILLIONS)

GOVERNMENT PREMIUM SERVICES	2020A	2030E
US DoD Comms; US DoD Cyber; US Gov. Cyber; Internet of Battlefield Things; US DoD Command & Control; International MILCOM & Cyber	$81[10]	~$130[10] +5% CAGR

MOBILE PREMIUM SERVICES	2020A	2030E
Commercial Air; Business Aviation; Maritime; Value Added Services; Connected Cars; Connected Trains & Buses	$36[11]	~$108[11] +12% CAGR

FIXED & ENTERPRISE PREMIUM SERVICES	2020A	2030E
Energy; Enterprise; Ground Segment; IoT; Cybersecurity	$218[12]	~$445[12] +7% CAGR

CONSUMER SERVICES	2020A	2030E
Residential Internet; Community Internet; Smart Home; Small-Medium Business	$650[13]	~$900[13] +3% CAGR

TOTAL ADDRESSABLE MARKET	$985	$1,583 +5% CAGR

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COMPLEMENTARY ASSETS

FLEXIBLE, HYBRID, MULTI-LAYERED NETWORK DRIVING GLOBAL COVERAGE

TODAY

Global fleet of 19 satellites[7]

- 10 Ka-band satellites
- 8 L-band satellites
- 1 S-band satellite

L- and Ka-band capabilities can be integrated into a single global service

TOMORROW'S MULTI-ORBIT STRATEGY

8 GEO satellites expected to launch in next 3 years

- ViaSat-3 will be interoperable with existing Inmarsat GX network

2 HEO satellites planned with polar coverage



• = INMARSAT[14]

• = VIASAT

OPTIONALITY TO OPTIMIZE FUTURE NGSO PLANS ACROSS BOTH KA-BAND AND L-BAND

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COMPLEMENTARY ASSETS

SIGNIFICANT OPPORTUNITIES FOR L-BAND REVITALIZATION AND INNOVATION

- Ideally suited for mission-critical, all-weather secure comms and connectivity for commercial and government
- I-6 constellation launching soon
- Ability to utilize existing Viasat technology to improve L-band assets
- Potential L-band air-to-ground 5G connectivity can augment high speed, high density broadband satellite
- Opportunity in IoT with small, low-cost, low-power terminals for real-time sensing and control
- Spectrum holdings represent a valuable asset with significant optionality


L-BAND (1.5-1.6 GHz)(15)
34 MHz
8.775 MHz
7.775 MHz
34 MHz
Inmarsat Downlink
GPS
GPS
Globalstar
Iridium
Inmarsat Uplink
1525 MHz
1559 MHz
1610 MHz
1618.726 MHz
1626.5 MHz
1660.5 MHz

WELL-POSITIONED TO IMPROVE AFFORDABILITY AND CUSTOMER EXPERIENCE

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DRIVING GREATER CUSTOMER CHOICE — A combined Viasat and Inmarsat will be positioned to provide our customers with a compelling offering, including: › More bandwidth, more affordably at higher speeds › Global, layered multi-band resilient coverage › Global operations and support footprint with local touchpoints 10

S T R O N G S E RV I C E - C E N T R I C C Y ’ 2 1 E G O V E R N M E N T R E V E N U E B Y T Y P E R E C U R R I N G R E V E N U E GOVERNMENT V I A S AT — — • Balanced mix of product and recurring services V I A S AT revenue + I N M A R S AT • Strong relationships with allied nations • Unique portfolio of technologies to develop novel, secure, real-time communication solutions • S E R V I C E R E V E N U E • P R O D U C T R E V E N U E 11

MOBILITY

MARITIME

A LEADER POSITIONED TO INNOVATE AND GROW

- Strong and diverse franchise with global distribution
- Opportunity to enhance services to existing customer base
- Enhanced network enables offerings for new, underserved sectors
- Complementary to Viasat's energy business

41k+
Broadband and narrowband-enabled vessels

40+
Value-added application service providers

130k+
Inmarsat safety-equipped vessels

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MOBILITY

AVIATION

SCALE AND DIVERSIFICATION

- Broader, more diverse range of service offerings
- Immediate hybrid global coverage, including future polar coverage
- Enhanced ability to densely layer bandwidth in high demand areas



~2.4k
In-Service IFC Aircraft

~2.9k
Backlog IFC Aircraft

9k
In-Service Cockpit Comms

15k
In-Service Business & General Aviation Aircraft

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M O B I L I T Y AVIATION — • 0.0 to 25.0 Geographic distribution of • 25.0 to 50.0 ~3bn annual global M ATC H I N G S U P P LY W I T H • 50.0 to 75.0 passenger minutes G LO B A L I F C D E M A N D • 75.0 to 100.0 14

A T R A C K R EC O R D O F INNOVATION Introducing new solutions focused on Accelerating customer needs: right pace of place, right time, at the innovation right price Bringing together complementary assets to deliver a network with: Increasing customer choice Creating for internet-centric additional high- services, everywhere tech jobs • lowest latency • affordable services • highest speed Enabling more • most bandwidth Improving customer efficient R&D and economics with • global coverage capital growing, value-added investments ecosystems 15

H E R I TA G E O F I N T E R N AT I O N A L COOPERATION › Heritage of international aviation and maritime safety yields — responsibility and opportunity › Furthers Viasat’s corporate commitment to space sustainability and peaceful cooperation among nations › As a result of the combination, Viasat intends to: • Grow investment in U.K. space communications • Support the recently published National Space Strategy • Bring additional space capabilities and long term, highly skilled engineering and related jobs • Preserve and grow Inmarsat’s London headquarters, as well as its footprint in Australia and Canada and across Europe, the Middle East, Africa and Asia Pacific 16

FINANCIAL OV E RV I E W — 17

FOUNDATION FOR SUSTAINED FUTURE GROWTH

REVENUE	Mid-teens revenue growth[16] expected to be driven by Mobility and Government, with greater diversity and resilience
ADJ. EBITDA	Mid-teens Adj. EBITDA[16] growth expected to be driven by operating leverage and synergies
UPSIDE	Additional opportunities from revitalization of L-band assets and IoT services
CAPEX	Both companies nearing end of unusually intensive capital investment cycle within next 24 - 36 months
FCF	Fully-funded path to positive free cash flow projected with significant (greater than 2x) increase vs. standalone plan
CREDIT	Strong credit profile anticipated, with rapid deleveraging

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DOUBLE-DIGIT REVENUE AND ADJUSTED EBITDA GROWTH[16]

	VIASAT	INMARSAT	VIASAT + INMARSAT
CY'21E REVENUE	~$2.7bn	~$1.3bn	~$4.1bn
CY'21E ADJ. EBITDA	~$600mm	~$740mm	~$1.4bn[4]
CY'21E EBITDA MARGIN	~22%	~55%	~35%

POISED TO GENERATE EXPECTED MID-TEENS REVENUE AND ADJ. EBITDA GROWTH[16]

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COMPLEMENTARY, DIVERSE AND RESILIENT PORTFOLIO

VIASAT



INMARSAT



COMBINED



CY'21E REVENUE BY GEOGRAPHY[17]

- 70% N. America
- 17% Europe
- 10% APAC
- 3% RoW

VIASAT



INMARSAT



COMBINED



CY'21E REVENUE BY APPLICATION

- 40% Government
- 28% Mobility[18]
- 21% Fixed Broadband
- 11% Other

GLOBAL COVERAGE, SCALE AND BANDWIDTH DENSITY WITH GREATER EMPHASIS ON RECURRING, SERVICES-BASED SOLUTIONS

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ANTICIPATED ANNUAL RUN-RATE SYNERGIES DRIVING MATERIAL VALUE CREATION

REVENUE SYNERGIES	COST SYNERGIES	CAPEX SYNERGIES	NPV
› New tiered services enabled by global multi-layered network coverage › Revitalization of L-band services	› Cost of goods sold, including shared ground infrastructure and internalization of third-party bandwidth › Sales and marketing	› Satellite fleet capital efficiencies (long-term) › Capitalized software and Line-Fit / STCs (near-term) › Increased utilization rates across combined constellations	$1.5bn – After-tax NPV from cost and capex synergies, with upside from revenue synergies
MATERIAL	~$80mm(19)	~$110mm(19)	$1.5bn

MEANINGFUL, ENDURING CAPITAL, OPERATING, AND REVENUE SYNERGIES EXPECTED THROUGH FUSION OF COMPLEMENTARY ASSETS

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COMMITTED FINANCING OBTAINED FOR TRANSACTION

ATTRACTIVE CREDIT PROFILE WITH PLAN TO RAPIDLY DELEVERAGE

- Diverse and resilient revenue profile across segments and geographies
- Growing services revenue as a percentage of total revenue
- Balance sheet grounded in integrated global network and spectrum rights, combining high-throughput Ka-band with highly resilient L-band
- Fully-funded path to positive free cash flow on similar timeline vs. standalone plan
- Mid-teens Adj. EBITDA growth[16] and strong free cash flow conversion expected

SECURED FINANCING COMMITMENTS FOR $2.3BN

- Acquisition funding and expenses
- Adds liquidity at closing with revolving credit facility availability
- Plus $3.2bn in backstop commitments for amendments required under certain of the companies' existing debt agreements

PRO FORMA VIASAT NET LEVERAGE[3]


~5X
~4X
AT 12/31/22E
WITHIN 24 MONTHS

- Deleveraging expected to continue

22

T R A N S A C T I O N New and better RATIONALE services for — customers, creating more choice in fragmented and highly competitive sectors Enhanced growth and innovation opportunities Increased financial through fusion of strength, supporting complementary Heritage of innovation, assets and international investors, customers resources collaboration and workforce 23

Q&A — 24

Viasat + Inmarsat CONNEC TING THE WORLD +

APPENDIX — 26

(20) S TA N D A LO N E I N M A R S AT — (21) ($ in millions) CY 2020A CY 2021E Maritime $491 $503 Government 443 482 Enterprise 114 112 Aviation 178 231 Central Services and Other 14 12 Total Revenue $1,239 $1,340 % Growth 8% Adj. EBITDA (Pre-SBC) $665 $743 % Margin 54% 55% Cash Capex 288 340 27

(21) I N M A R S AT S TA N D A LO N E C A P I TA L I Z AT I O N A S O F S E P T E M B E R 3 0 , 2 0 2 1 — Standalone $ in millions Maturity Rate 9/30/21A Cash $462 Inmarsat First Lien Term Loan 2026 L + 350 1,724 Inmarsat Senior Secured Notes 2026 6.750% 2,075 Inmarsat Capitalized Leases–– 48 Total Debt $3,847 LTM 9/30/21A Adj. EBITDA (Pre-SBC) $735 4.6x Net Leverage at 9/30/21A 28

ENDNOTES

1. Based on closing price of $67.00 per Viasat share on November 5, 2021.
2. Viasat has also obtained commitments of $3.2bn to backstop certain amendments required under Viasat's $700mm credit facility, $88mm outstanding under Viasat's Ex-Im credit facility, and Inmarsat's $2.4bn of senior secured credit facilities.
3. Calculated as net debt / LTM Financing Adj. EBITDA (pre-stock-based compensation) at 12/31/22E.
4. Includes annual run-rate cost synergies of ~$80mm.
5. Based on Viasat share price of $67.00 as of market close November 5, 2021 and 124mm fully diluted shares outstanding, which includes 46.36mm newly issued Viasat shares to Inmarsat.
6. Based on Viasat share price of $67.00 as of market close November 5, 2021 and 124mm fully diluted shares outstanding, which includes 46.36mm newly issued Viasat shares to Inmarsat. Represents $8.0bn of pro forma debt as of 9/30/21, $1.6bn of pro forma cash as of 9/30/21 and $39mm of pro forma minority interest.
7. Includes lifetime leases.
8. Government service revenue as a percentage of total government revenue.
9. Includes issued patents and pending applications.
10. Per 2020 NSR report Government and Military SATCOM Markets, 15th Edition, 2020 Frost & Sullivan C4ISR and Cybersecurity reports, Jane's Defense, and Viasat Estimates.
11. Per 2020 Euroconsult report, Prospects for IFC and IFE, ValourConsultancy report "Future of IFC", Prospects for Maritime Satellite Communications, Euroconsult, 2020, CISCO VNI.
12. Ground Segment Market Prospects: Forecasts to 2028, Euroconsult, 2020, Satellite Connectivity and Video Market, Euroconsult, 2020, Wireless Backhaul via Satellite, NSR, 2020.
13. FCC Underestimates Americans Unserved by Broadband Internet by 50%." BroadbandNow, broadbandnow.com/research/fee underestimates unserved by 50 percent, "Worldwide Broadband Price Research 2020." Cable, www.cable.co.uk/broadband/pricing/world widecomparison/, ITU Broadband Access Report, 2020, Telegeography , Satellite Connectivity and Video Market, Euroconsult, 2020, Viasat Estimates.
14. Includes 3 L-band satellites in super-synchronous orbit.
15. Per New Street Research report "Reshaping Wireless Competition: The Role of the L-band", September 2020. Indicative diagram only. Inmarsat's L-band holdings are subject to exceptions by jurisdiction.
16. Based on CY'21E – CY'26E CAGR.
17. Based on CY'21E revenue, using geography allocation based on CY'21A available and CY'20A information.
18. Includes Aviation, Maritime and Related Other.
19. Cost and capex synergies based on annual, run-rate numbers.
20. Excludes non-recurring or one-time items, as well as the impact of Ligado.
21. Based on preliminary and unaudited IFRS results.

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Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements regarding future events that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements are based on current expectations, estimates, forecasts and projections about the industries in which Viasat and Inmarsat operate and the beliefs and assumptions of their respective management. The parties use words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "goal," "intend," "may," "plan," "project," "seek," "should," "target," "will," "would," variations of such words and similar expressions to identify forward-looking statements. Forward looking statements include, among others, statements that refer to the benefits of and realization of synergies from the transaction, including expected resulting enhancements to the combined company's systems, products and services and the anticipated operations, financial position, liquidity, free cash flow, leverage ratio, performance, prospects or growth and scale opportunities of Viasat, Inmarsat or the combined company; integration activities; the anticipated value of the combined business to Viasat and stakeholders; the expected performance of Viasat's and Inmarsat's technologies; expected impact of the transaction on Viasat's results of operations and financial condition; anticipated growth and trends in the business or key markets; the closing of the transaction, including the need for stockholder approval and the satisfaction of regulatory and other closing conditions; and plans, objectives and strategies for future operations. Readers are cautioned that actual results could differ materially from those expressed in any forward-looking statements. Factors that could cause actual results to differ include: risks and uncertainties related to the transaction, including the failure to obtain, or delays in obtaining, required regulatory approvals or clearances; the risk that any such approval may result in the imposition of conditions that could adversely affect Viasat, the combined company or the expected benefits of the transaction; the failure to satisfy any of the closing conditions to the transaction on a timely basis or at all; any adverse impact on the business of Viasat or Inmarsat as a result of uncertainty surrounding the transaction; the nature, cost and outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement for the transaction, including in circumstances requiring Viasat to pay a termination fee; the risk that Viasat's stock price may decline significantly if the transaction is not consummated; the failure to obtain the necessary debt financing arrangements set forth in the commitment letters received in connection with the transaction; risks that the transaction disrupts current plans and operations or diverts management's attention from its ongoing business; the effect of the announcement of the transaction on the ability of Viasat to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; the ability of Viasat to successfully integrate Inmarsat operations, technologies and employees; the ability to realize anticipated benefits and synergies of the transaction, including the expectation of enhancements to Viasat's products and services, greater revenue or growth opportunities, operating efficiencies and cost savings; the ability to ensure continued performance and market growth of the combined company's business; changes in the global business environment and economic conditions; the availability and cost of credit; risks associated with the construction, launch and operation of satellites, including the effect of any anomaly, operational failure or degradation in satellite performance; Viasat's or the combined company's ability to successfully develop, introduce and sell new technologies, products and services; changes in relationships with key customers, suppliers, distributors, resellers and others as a result of the transaction or otherwise; Viasat's and Inmarsat's reliance on a limited number of third parties to manufacture and supply their respective products; the risk of litigation or regulatory actions to Viasat and/or Inmarsat; inability to retain key personnel; the impact of the COVID-19 pandemic on Viasat's or Inmarsat's business, suppliers, consumers, customers, and employees or the overall economy; Viasat's and the combined company's level of indebtedness and ability to comply with applicable debt covenants; and other factors affecting the communications industry generally. In addition, please refer to the risk factors contained in Viasat's filings with the Securities and Exchange Commission (the "SEC") available at www.sec.gov, including Viasat's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and such reports that are subsequently filed with the SEC, including the definitive proxy statement to be filed with the SEC in connection with the transaction. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Viasat undertakes no obligation to update or revise any forward-looking statements for any reason.

Financial Information

This presentation includes both stand-alone and combined financial information of Viasat and Inmarsat. Viasat's underlying financial information is prepared in accordance with U.S. GAAP using a fiscal year ending March 31 of each year. Inmarsat's underlying financial information is prepared in accordance with IFRS using a fiscal year ending December 31 of each year, and for purposes of this presentation such financial information has not been converted into U.S. GAAP. IFRS differs from U.S. GAAP, and Inmarsat financial information may not be prepared on a comparable basis to U.S. GAAP or on the same or similar accounting policies, which may be material to the financial information contained herein. Combined financial information, and calendar year information for Viasat, has been prepared by adding historical or projected financial information of the parties and is not based on a pro forma presentation reflecting pro forma adjustments or any other adjustments required by U.S. GAAP. Such combined financial information, or Viasat calendar year information, is presented for illustrative purposes only, is preliminary in nature, only represents current estimates of the potential transaction on combined financial information, and remains subject to change. Combined financial information and Viasat calendar year financial information in this presentation is unaudited and has not been independently verified and no reliance should be placed thereon. In addition, this presentation includes historical publicly reported Adjusted EBITDA results of Viasat as well as Adjusted EBITDA of Inmarsat. Inmarsat may calculate Adjusted EBITDA differently than we do, and accordingly our Adjusted EBITDA calculations may not be comparable. Adjusted EBITDA is a non-GAAP financial measure and has limitations as an analytical tool. You should not consider Adjusted EBITDA in isolation or as a substitute for results reported in accordance with U.S. GAAP. No statement in this presentation is intended to be a profit forecast, and no statement in this presentation should be interpreted to mean that revenue, Adjusted EBITDA or any other financial measure or metric for current or future fiscal years will be achieved.

Additional Information About the Transaction and Where You Can Find It

This presentation is being made in respect of the proposed business combination transaction between Viasat and Inmarsat pursuant to the terms of that certain Share Purchase Agreement, dated as of November 8, 2021, by and among Viasat and the shareholders of Inmarsat. Viasat intends to file with the SEC a proxy statement and other relevant documents in respect of a stockholder meeting to obtain stockholder approval in connection with the transaction. The definitive proxy statement will be sent or given to the stockholders of Viasat and will contain important information about the transaction and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIASAT, INMARSAT AND THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of these materials (when available) and other documents filed by Viasat with the SEC through the website maintained by the SEC at www.sec.gov. In addition, free copies of these materials will be made available free of charge through Viasat's website at https://www.Viasat.com.

Participants in the Solicitation

Viasat, and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Viasat in connection with the transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Viasat's stockholders in connection with the transaction will be set forth in Viasat's definitive proxy statement for its stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the transaction will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the transaction.

DISCLAIMER

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